SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                    November 25, 1996


       RESIDENTIAL ASSET SECURITIES CORP
 (Exact name of the registrant as specified in its charter)

                   33-56893
           (Commission File Number)

  Delaware                             51-0362653
(State or other                       (I.R.S Employee
jurisdiction of                       Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the November 1996 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC
1995-KS2    RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS1    RASC
1996-KS2    RASC
1996-KS3    RASC
1996-KS4    RASC




Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

   By: /s/Davee Olson

 Name: Davee Olson
Title: Executive Vice President
       and Chief Financial Officer
Dated: November 25, 1996